1. Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2018
Notes to Financial Statements
Schedule of earnings per share
Years Ended December 31,	2018	2017

Net income, as reported	$8,397,532	$6,231,298
Less: dividends to preferred shareholders	103,125	101,563
Net income available to common shareholders	$8,294,407	$6,129,735
Weighted average number of common shares
used in calculating earnings per share	5,139,297	5,084,102
Earnings per common share	$1.61	$1.21